FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                         Current Report
                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 6, 1999

                         MPM Technologies, Inc.
     (Exact name of registrant as specified in its charter)


           Washington              0-14910          81-0436060
          (State or other       (Commission      (IRS Employer
          jurisdiction of       File Number)     Identification No.)
          incorporation)


          222 W. Mission Ave., Suite 30, Spokane, WA               99201
      (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number including area code  (509) 326 3443


     (Former name or address, if changed since last report)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


ITEM 5.  OTHER EVENTS

The Board of Directors announced the following: Michael J. Luciano has been elected Chairman of the Board and Chief Executive Officer. Glen Hjort has been elected Chief Financial Officer. Dr. Richard Kao has been appointed to the Board of Directors.


ITEM 6.  RESIGNATION OF A REGISTRANT'S DIRECTOR

Charles A. Romberg, President and Director tendered a letter of resignation from both positions effectively immediately. Mr. Romberg said his decision was based upon his wish to devote full time to other business interests and MPM's need for full time management.

ITEM 7.  FINANCIAL STATEMENTS.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a).  Financial Statements of business acquired

       (b).  Pro forms financial information

       (c).  Exhibits







                                 SIGNATURE(S)


Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            MPM Technologies Inc.

                                                  /s/Robert D. Little
     July 6,  1999                               -----------------------
        (Date)                                    Robert D. Little
                                                  Secretary